UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 29, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of January 1, 2004, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates Series 2004-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $2,358,674,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-1 on January 29, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 26, 2003, as supplemented by the Prospectus Supplement dated January 27, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of January 1, 2004, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,384,907,519.94 as of January 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of January 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of January 1, 2004, by and between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of January 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.4

Reconstituted Servicing Agreement dated as of January 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Home Mortgage, Inc., as Servicer.

99.5

Securitization Servicing Agreement dated as of January 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Home Mortgage, Inc., as Servicer.

99.6

The (A) Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 04-400-4-8628) including (i) Terms and Conditions No. 71-7135 (8/94) and including Master Reporting Program Endorsement No. 71-7139 (8/94), attached as Exhibit A thereto, (ii) Endorsement to Mortgage Guaranty Master Policy No. 71-70194 (7/03) addressing cancellation and assignment, attached as Exhibit B thereto, (iii) Endorsement to Mortgage Guaranty Master Policy No. 71-70165 (2/01), attached as Exhibit C thereto, and (iv) Endorsement to Mortgage Guaranty Master Policy No. 71-70247 (8/03), attached as Exhibit D thereto, and (B) the MGIC Certificates (Covering Multiple Loans) (Form # 71-70239) with Schedule and MGIC’s Consent to Assignment of Coverage under Master Policy 05-020-4-2433 issued to Aurora Loan Services Inc.

99.7

The Radian Guaranty Inc. Master Policy, No. 22091.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: January 29, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of January 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of January 1, 2004, by and between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of January 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.4

Reconstituted Servicing Agreement dated as of January 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Home Mortgage, Inc., as Servicer.

99.5

Securitization Servicing Agreement dated as of January 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Home Mortgage, Inc., as Servicer.

99.6

The (A) Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 04-400-4-8628) including (i) Terms and Conditions No. 71-7135 (8/94) and including Master Reporting Program Endorsement No. 71-7139 (8/94), attached as Exhibit A thereto, (ii) Endorsement to Mortgage Guaranty Master Policy No. 71-70194 (7/03) addressing cancellation and assignment, attached as Exhibit B thereto, (iii) Endorsement to Mortgage Guaranty Master Policy No. 71-70165 (2/01), attached as Exhibit C thereto, and (iv) Endorsement to Mortgage Guaranty Master Policy No. 71-70247 (8/03), attached as Exhibit D thereto, and (B) the MGIC Certificates (Covering Multiple Loans) (Form # 71-70239) with Schedule and MGIC’s Consent to Assignment of Coverage under Master Policy 05-020-4-2433 issued to Aurora Loan Services Inc.

99.7

The Radian Guaranty Inc. Master Policy, No. 22091.